Exhibit 32.2

Certification of CFO Pursuant to
18 U.S.C Section 1350,
as Adopted Pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002

I, Stephen J. Vukadinovich, Chief Financial Officer of DPAC Technologies Corp. (the “Company”), certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to my knowledge:

(1)                                   the Annual Report of the Company on Form 10-K for the period ended February 28, 2005, as filed with the Securities and Exchange Commission, fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)                                   the information contained in such report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: June 27, 2005	/s/ Stephen J. Vukadinovich
Stephen J. Vukadinovich
Chief Financial Officer